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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 27, 2005

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                  0-16214              14-0462060
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    (State or other jurisdiction      (Commission         (I.R.S. Employer
          of incorporation)           File Number)       Identification No.)

            1373 Broadway, Albany, New York                    12204
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 27, 2005, Albany International issued a news release announcing 2004 fourth quarter and full year financial results. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  Not applicable
       (b)  Not applicable
       (c)  Exhibits.  The following exhibit is being furnished herewith:
            99.1 News release dated January 27, 2005 announcing 2004 fourth quarter and full year financial results.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALBANY INTERNATIONAL CORP.


                                      By:    /s/ Michael C. Nahl
                                             -----------------------------------
                                      Name:  Michael C. Nahl
                                      Title: Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

Date:   January 27, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Registrant's news release dated January 27, 2005 announcing 2004 fourth quarter and full year financial results.